Exhibit 99.1

INVESTOR RELATIONS: John Merriwether, (866) 248-3872 InvestorRelations@amctheatres.com MEDIA CONTACTS: Ryan Noonan, (913) 213-2183 rnoonan@amctheatres.com

FOR IMMEDIATE RELEASE

AMC Theatres Makes Best And Final Offer To Acquire

Carmike Cinemas For $33.06 Per Share In Cash And Stock

Amended merger agreement increases value to Carmike stockholders

Offer will be comprised of 70% cash and 30% in AMC equity

LEAWOOD, KANSAS - (July 25, 2016) — AMC Theatres (AMC Entertainment Holdings, Inc.) (NYSE: AMC) (“AMC”) announced today that it has entered into an amended and restated merger agreement pursuant to which AMC will acquire all outstanding shares of Carmike Cinemas, Inc. (NASDAQ: CKEC) (“Carmike”) for $33.06 per share in cash and stock. The amended merger agreement represents AMC’s “best and final” offer. The revised offer provides an additional $3.06 per share or 10.2% more than the previous offer. Carmike stockholders can elect to receive $33.06 in cash or 1.0819 AMC shares per Carmike share, subject to a customary proration mechanism to achieve an aggregate consideration mix of 70% cash and 30% in shares of AMC stock. The revised offer represents an approximate 32% premium to Carmike’s March 3, 2016, closing stock price. Based on the closing trading price of AMC’s common stock on the New York Stock Exchange on July 22, 2016, the transaction is valued at approximately $1.2 billion, including the assumption of Carmike net indebtedness.

Adam Aron, CEO and President of AMC said, “We continue to believe that the proposed merger between AMC and Carmike is a compelling opportunity that offers significant value to both companies’ shareholders. Accordingly, after substantial and extended negotiation with Carmike, we have increased our offer to an approximate 32% premium over the unaffected share price on March 3, 2016, and have incorporated AMC shares as a significant portion of the consideration for this transaction. This will enable Carmike shareholders to participate in the future upside potential of this attractive combination of complementary theatre exhibitors. This is particularly true when also considering AMC’s announced acquisition of Odeon & UCI Cinemas in Europe. By broadening AMC’s geographic and demographic base for delivering our groundbreaking guest experience innovations, AMC is poised to deliver the best possible movie experience to more movie-goers than ever before.”

Aron remarked, “Some Carmike stockholders may still oppose this transaction because of published analysis that we believe is materially flawed. For example, movie theatre transactions in Europe and Asia/Pacific are erroneously cited as comparables for the Carmike purchase, even though the major U.S.-based theatre operators trade every day on U.S. exchanges at considerably lower multiples. As another example, some take AMC’s tax NOL’s and apply them to the Carmike transaction, even though we have alternate uses for these credits. As such, they understate the incremental cash tax cost to AMC. Similarly ignored are the sizable transaction and company integration costs, as well as the leakage that will occur with the theatres that AMC is forced to divest after regulatory review.”

Aron further added, “For absolute clarity, let there be zero room for doubt or miscalculation. This latest agreement between AMC and Carmike is our best and final offer for Carmike. While we would like this transaction to go forward, we are fully prepared to focus instead only on the improving fortunes of AMC and on our Odeon & UCI acquisition in Europe, if a majority of Carmike shareholders do not find this revised offer attractive. In our view it would be very unfortunate if this transaction were to break which would deprive Carmike stockholders of the approximate 32% premium that AMC is offering.”

Key Benefits of the Transaction

•                  The transaction is expected to produce annual cost synergies of approximately $35 million. Other key benefits of the transaction include: Diversifying AMC’s footprint by adding theatres with complementary geographic and guest demographic profiles that strengthen the combined company’s admissions growth potential with limited geographic overlap;

•                  The reduction of related General and Administrative expenses by combining back-of-the-house functions such as accounting, finance and technology. The result is a more efficient and effective competitor through greater scale, scope and expertise. The combined company will be headquartered in Leawood, Kansas. Adam Aron will serve as Chief Executive Officer and President, and Craig Ramsey will serve as Executive Vice President and Chief Financial Officer;

•                  The expansion of AMC’s proven and successful guest experience strategies to millions of new guests in complementary markets;

•                  Combined with AMC’s announced acquisition of Odeon & UCI Cinemas in Europe, this transaction further increases AMC’s world’s largest movie theatre platform;

•                  Expects to maintain quarterly dividend;

•                  The receipt of substantial additional value in NCM LLC, a subsidiary of National CineMedia, Inc. (NASDAQ: NCMI), subject to taxes and make whole payments.

Approvals and Timing

The revised offer was approved by both Boards of Directors of AMC and Carmike, respectively.

The transaction is expected to be completed by the end of 2016, subject to customary closing conditions, including regulatory approval and approval by Carmike’s shareholders.

Additional Details

The transaction, which has fully committed financing in place, will be funded through a combination of existing liquidity, including cash on hand, incremental debt, and equity issuance. The debt financing commitment is being provided by Citigroup Global Markets Inc. (“Citi”).

Citi is serving as exclusive financial advisor to AMC and Husch Blackwell LLP is serving as AMC’s lead legal advisor.

Conference Call / Webcast Information

The Company will host a conference call via webcast for investors and other interested parties beginning at 9:30 a.m. CT/10:30 a.m. ET on Monday, July 25, 2016. To listen to the conference call via the internet, please visit the investor relations section of the AMC website at www.investor.amctheatres.com for a link to the webcast. Investors and interested parties should go to the website at least 15 minutes prior to the call to register, and/or download and install any necessary audio software.

Participants may also listen to the call by dialing (877) 407-3982, or (201) 493-6780 for international participants.

A podcast and archive of the webcast will be available on the Company’s website after the call for a limited time.

About AMC Theatres

AMC (NYSE: AMC) is the guest experience leader with 385 locations and 5,380 screens located primarily in the United States. AMC has propelled innovation in the theatrical exhibition industry and continues today by delivering more comfort and convenience, enhanced food & beverage, greater engagement and loyalty, premium sight & sound, and targeted programming. AMC operates the most productive theatres in the country’s top markets, including No. 1 market share in the top three markets (NY, LA, Chicago) www.amctheatres.com.

Website Information

This press release, along with other news about AMC, is available at www.amctheatres.com. We routinely post information that may be important to investors in the Investor Relations section of our website, www.investor.amctheatres.com. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD, and we encourage investors to consult that section of our website regularly for important information about AMC. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document. Investors interested in automatically receiving news and information when posted to our website can also visit www.investor.amctheatres.com to sign up for E-mail Alerts.

Important Additional Information Regarding the Merger Will Be Filed With The SEC

This press release may be deemed to be solicitation material in respect of the proposed merger of Carmike with and into a wholly-owned subsidiary of AMC. In connection with the proposed merger, AMC and Carmike will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) containing a prospectus with respect to the AMC common stock to be issued in the proposed merger and a proxy statement of Carmike in connection with the proposed merger (the “Proxy Statement/Prospectus”). The proxy statement of Carmike contained in the Proxy Statement/Prospectus will replace the definitive proxy statement which Carmike previously filed with the SEC on May 23, 2016 and mailed to its stockholders on or about May 25, 2016. Each of AMC and Carmike intends to file other documents with the SEC regarding the proposed merger. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Carmike and will contain important information about the proposed merger and related matters.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, CARMIKE’S STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT AMC OR CARMIKE HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Carmike’s stockholders will be able to obtain, free of charge, copies of the definitive Proxy Statement/Prospectus and Registration Statement, when available, and other relevant documents filed by AMC and Carmike with the SEC, at the SEC’s website at www.sec.gov. In addition, Carmike’s stockholders may obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by Carmike with the SEC from Carmike’s website at http://www.carmikeinvestors.com/.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that AMC or Carmike may file with the SEC in connection with the proposed merger.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed merger. However, each of AMC, Carmike and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Carmike’s stockholders with respect to the proposed merger. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed merger, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus, which will replace the definitive proxy statement which Carmike previously filed with the SEC on May 23, 2016 and mailed to its stockholders on or about May 25, 2016. Additional information concerning AMC’s directors and executive officers is set forth in the definitive proxy statement filed by AMC with the SEC on March 15, 2016 and in the Annual Report on Form 10-K filed by AMC with the SEC on March 8, 2016. These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from the investor relations section of AMC’s website at amctheatres.com. Additional information concerning Carmike’s directors and executive officers and their ownership of Carmike common stock is set forth in the proxy statement for Carmike’s most recent annual meeting of stockholders, which was filed with the SEC on April 15, 2016 and in the Annual Report on Form 10 K filed by Carmike with the SEC on February 29, 2016. These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from Carmike’s website at http://www.carmikeinvestors.com/.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the pending acquisitions of Odeon and Carmike Cinemas (collectively “the targets”) are also forward-looking statements, including statements regarding the anticipated closing date of the acquisitions, the source and structure of financing, management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate the targets into its operations. These forward-looking statements are based on information available at the time the statements are made and/or managements’ good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; obtaining the Carmike stockholders approval for the Carmike transaction; the possibility that these acquisitions do not close, including in circumstances in which AMC would be obligated to pay a termination fee or other damages or expenses; related to financing these transactions, including AMC’s ability to finance the transactions on acceptable terms and to issue equity at favorable prices; responses of activist stockholders to the transactions; AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisitions on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the proposed transactions; AMC’s significant indebtedness, including the indebtedness incurred to acquire the targets; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC is unfamiliar with; the United Kingdom’s exit from the European Union and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and the risks, trends and uncertainties identified in their other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

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